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Exhibit 99.1

Supplemental Information
(Unaudited)

March 31, 2003

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited)
March 31, 2003

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission ("SEC") and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com. Reconciliations between GAAP and non GAAP measurements along with definitions have been provided on pages 32 and 33 for certain terms used herein.

Reporting Period Highlights — First Quarter 2003

The information reported in our release of earnings reflects a change in the classification of revenues and expenses associated with our accounting for in-place operating leases of acquired properties under Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141") from the classification used in our previous filings with the SEC and earnings releases for the periods ending between January 1, 2002 and December 31, 2002. This change in classification does not change net income, earnings per share, adjusted funds from operations, cash flow from operations and net cash flows previously reported by us for the periods ending between January 1, 2002 and December 31, 2002. However, our FFO, rental revenue and depreciation expense were increased as a result of this reclassification.

Financial Results

•
Reported Net Income Available to Common Shareholders — diluted of $5,454,000 or $.22 per share for the first quarter of 2003 as compared to $2,762,000 or $.13 per share for the comparable 2002 period, representing an increase of 69.2% per share. We recognized $3,415,000 of gains on the sales of real estate in the first quarter of 2003 as compared to $946,000 of gains realized in the first quarter of 2002.
•
Recorded SFAS 141 revenues of $549,000 and $226,000 in the first quarter of 2003 and 2002, respectively, which increased FFO.
•
Reported FFO — diluted of $13,621,000 or $.37 per share/unit for the first quarter of 2003 as compared to $11,557,000 or $.33 per share/unit for the comparable 2002 period, as restated for the effects of SFAS 141, representing an increase of 12.1% per share/unit. FFO — diluted increased $2,064,000, or 17.9%, over the comparable 2002 period.
•
Reported AFFO — diluted of $9,139,000 for the first quarter of 2003 as compared to $9,499,000 for the comparable 2002 period, representing a decrease of (3.8)%. The relocation of Ameritrade Holding Corporation to 6940 Columbia Gateway and subsequent retenanting by Harris Corporation and the United States of America in the National Business Park represented $1,033,000 of the $2,756,000 of capital expenditures incurred in the first quarter 2003. Additionally, we realized $514,000 of straight-line rent in the first quarter of 2003 associated with our lease with the United States of America at 9140 Route 108 which commenced in January 2003 but will not remit rent until July 2003.
•
Our FFO payout ratio improved to 58.1% for the first quarter of 2003 as compared to 64.3% for the comparable 2002 period. However, our AFFO payout ratio increased to 86.5% as compared to 78.2% for the comparable 2002 period.

Financing and Capital Transactions

•
During the quarter, we closed a $25.0 million line of credit with Wachovia Bank, National Association which is secured by pledged membership interests for certain previously unencumbered properties. This line of credit matures in January 2005 and bears interest at varying LIBOR rates, depending upon corporate leverage levels. As of March 31, 2003, we have borrowed $18.9 million under this line of credit.

•
We executed a one-year interest rate swap agreement for the notional amount of $50.0 million that fixes the one-month LIBOR rate at 1.52% per annum, commencing in January 2003.
•
As of March 31, 2003, our debt to market capitalization is 53.2% and our debt to undepreciated book value of real estate assets is 61.6%. We achieved an EBITDA interest coverage ratio of 2.62x and an EBITDA fixed charge coverage ratio of 2.01x for this quarter.

Operations

•
Overall occupancy was 90.8% and our portfolio was 92.8% leased as of March 31, 2003. Occupancy was adversely impacted by 1.7% for development square feet placed into service during this quarter and .5% for the space under construction to accommodate Ameritrade's relocation.
•
We experienced unusually high snow and ice removal costs in the first quarter of 2003 of $1,932,000 as compared to $182,000 for the comparable 2002 period, resulting in $1,750,000 of additional snow and ice removal costs. These costs were partially offset by higher tenant recoveries revenues.
•
Our same property cash NOI decreased by (3.7)% as compared to the quarter ended March 31, 2002 for the 93 properties comprising our same property portfolio. Our average occupancy for this same property portfolio dropped from 92.4% for the first quarter 2002 to 91.9% for the first quarter 2003. Our same property portfolio represents 80.3% of our total square feet as of March 31, 2003.
•
Weighted average lease term of our office portfolio is 4.5 years as of March 31, 2003, with an average contractual rental rate (including tenant reimbursements of operating costs) of $19.12 per square foot.
•
We renewed 37.4% of our office leases (based upon square footage) with an average capital cost of $4.32 per square foot during the first quarter. For our renewed and retenanted space, we realized changes in base rent and total rent on a straight-line basis of .1% and (1.4)%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base rent and total rent on a cash basis decreased (9.1)% and (10.0)%, respectively, on this same space.

Acquisitions / Dispositions

•
In March 2003, we acquired a 155,000 square foot building located in Annapolis, Maryland for $18.0 million, marking our entrance into the Annapolis submarket of the B/W Corridor. This property is 100% occupied by USinternetworking, Inc. and serves as their headquarters and operations center. Development potential exists on the 12 acre parcel but no immediate development is planned.
•
We sold our 181,768 square foot building located in Southern Prince George's County and two development land parcels for $21,288,000 and realized a total gain of $3,388,000, of which $566,000 is included in FFO. This disposition of the building and two land parcels provided $8,288,000 of cash proceeds, after debt repayment, and eliminates our ownership in this non-core market.
•
We contributed our previously wholly-owned property located at 695 Route 46 into a joint venture in exchange for $19,960,000 and a 20% interest. The gain on this sale has been deferred due to our remaining investment. We considered this property a non-core asset and we realized cash proceeds, after debt repayment, of $7,285,000.

Development

•
In January 2003, we closed on the initial phase of a purchase agreement to acquire up to 108 acres of land adjacent to the National Business Park. This $21.0 million purchase price for the initial phase was funded with $2.6 million of cash and an $18.4 million, five-year seller loan, with a fixed interest rate of 3.0%. This initial phase can accommodate 900,000 square feet of development. Closing of the second phase is contingent upon subdivision approval.

•
We signed a lease with The Titan Corporation for the entire 156,730 square foot building to be built at 2720 Technology Drive (known as 220 NBP) in our National Business Park. We anticipate groundbreaking for this development in the second quarter of 2003 and stabilization in the fourth quarter of 2004. We contributed this property into a joint venture in January 2003 in exchange for a 20% interest and $4.0 million.
•
We placed 155,691 square feet of development space into service during the quarter, including 105,850 square feet held through joint venture interests. Although 36.2% of this space is already leased, this unoccupied square footage reduced our occupancy by 1.7% during this quarter.

Subsequent Events

•
In April 2003, we executed a three-year lease with Northrop Grumman Systems Corporation for the entire building located at 921 Elkridge Landing Road, consisting of 54,175 square feet, in the BWI Airport submarket. This property was vacant the entire first quarter of 2003. Occupancy is anticipated in the second quarter of 2003.
•
We signed a lease with General Dynamics to release 46,400 square feet scheduled to expire in April 2003. This lease represents the entire building at 1340 Ashton Road and reduces our exposure to leased square feet expiring in the second quarter of 2003 by 15.1%. Occupancy is anticipated to occur in May 2003.

Note: This supplemental information contains "forward looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on the Company's current expectations, estimates and projections about future events and financial trends affecting the financial condition of the business. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, actual results may differ materially. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quarterly Selected Financial Summary Data
Dollars in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Total Revenues from Real Estate Operations	$42,412	$42,367	$39,031	$38,160	$34,725
Net Operating Income from Real Estate Operations	28,410	29,987	26,670	27,808	24,532
EBITDA	26,808	28,235	26,789	25,744	23,145
Net Income before Preferred Dividends	7,987	5,960	6,162	5,884	5,295
Preferred Dividends	(2,533)	(2,534)	(2,533)	(2,534)	(2,533)

Net Income Available to Common Shareholders	$5,454	$3,426	$3,629	$3,350	$2,762

Net Income Available to Common Shareholders — per diluted share	$0.22	$0.14	$0.15	$0.14	$0.13
Funds From Operations (FFO) — Diluted	$13,621	$14,298	$13,356	$13,499	$11,557
FFO per diluted share	$0.37	$0.39	$0.36	$0.37	$0.33
FFO — Diluted, as previously reported	n/a	$13,985	$12,991	$12,331	$11,373
FFO per diluted share, as previously reported	n/a	$0.38	$0.35	$0.34	$0.33
Adjusted FFO — Diluted	$9,139	$11,565	$10,474	$9,802	$9,499
Payout Ratios:
FFO — Diluted (A)	58.06%	55.06%	58.88%	55.26%	64.31%
AFFO — Diluted (B)	86.53%	68.08%	75.08%	76.11%	78.24%
Total Dividends/Distributions	$10,222	$10,196	$10,191	$9,857	$9,829
(A)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate FFO and including dividends on restricted shares for the 3rd and 4th quarters of 2002 and 1st quarter of 2003) by FFO diluted.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO and including dividends on restricted shares for the 3rd and 4th quarters of 2002 and 1st quarter of 2003) by AFFO diluted.

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets
(Dollars in thousands except per share data)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Assets
Investment in real estate:
Land — operational	$192,717	$195,021	$194,045	$179,027	$165,685
Land — development	43,233	24,998	25,014	22,891	29,544
Construction in progress	5,334	9,926	10,536	14,718	38,140
Buildings and improvements	897,957	897,280	891,962	830,268	755,597
Investment in and advances to unconsolidated real estate joint ventures	9,679	7,999	8,656	11,508	10,740
Less: accumulated depreciation	(80,513)	(76,095)	(68,968)	(63,101)	(57,245)

Net investment in real estate	1,068,407	1,059,129	1,061,245	995,311	942,461
Cash and cash equivalents	6,282	5,991	7,664	4,256	4,250
Restricted cash	14,569	9,739	8,149	6,596	6,977
Accounts receivable, net	7,629	3,509	5,197	3,953	4,909
Investment in and advances to other unconsolidated entities	1,621	1,621	2,092	2,107	2,105
Deferred rent receivable	14,278	13,698	13,395	12,636	11,651
Deferred charges, net	21,250	19,848	19,944	19,877	18,175
Prepaid and other assets	12,246	11,260	9,878	4,821	10,991
Furniture, fixtures and equipment, net of accumulated depreciation	1,565	1,676	1,758	1,783	1,717

Total assets	$1,147,847	$1,126,471	$1,129,322	$1,051,340	$1,003,236

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$707,990	$705,056	$710,033	$633,498	$573,821
Accounts payable and accrued expenses	12,040	11,670	8,448	7,943	11,355
Rents received in advance and security deposits	9,168	8,253	7,467	5,514	6,805
Deferred revenue associated with acquired properties	11,147	—	—	—	—
Dividends/distributions payable	9,819	9,794	9,789	9,455	9,426
Fair value of derivatives	793	494	1,044	1,970	2,720
Other liabilities	6,157	1,821	1,673	873	7,171

Total liabilities	757,114	737,088	738,454	659,253	611,298

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367	24,367	24,367
Common Units in the Operating Partnership	76,687	76,519	76,518	79,150	81,905
Other consolidated partnerships	—	—	—	229	286

Total minority interests	101,054	100,886	100,885	103,746	106,558

Commitments and contingencies	—	—	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 10,000,000 authorized);
40,693 designated as Series A Convertible Preferred Shares of beneficial interest (no shares issued as of March 31, 2003)	—	—	—	—	—
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of March 31, 2003)	13	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of March 31, 2003)	5	5	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of March 31, 2003)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of March 31, 2003)	14	14	14	14	14
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 23,765,778 shares issued as of March 31, 2003)	239	238	237	234	229
Treasury Shares, at cost (166,600 shares as of March 31, 2003)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	315,781	313,786	313,862	311,391	307,500
Cumulative dividends in excess of net income	(20,752)	(21,067)	(19,379)	(17,899)	(16,446)
Value of unearned restricted Common Share grants	(3,657)	(2,739)	(2,739)	(2,739)	(2,739)
Accumulated other comprehensive loss	(560)	(349)	(626)	(1,274)	(1,792)

Total beneficiaries' equity	289,679	288,497	289,983	288,341	285,380

Total beneficiaries' equity and minority interests	390,733	389,383	390,868	392,087	391,938

Total liabilities and beneficiaries' equity	$1,147,847	$1,126,471	$1,129,322	$1,051,340	$1,003,236

Quarterly Consolidated Statements of Net Income Available to Common Shareholders
(Dollars and units in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Real Estate Operations
Revenues
Rental revenue	$35,989	$37,093	$33,768	$33,668	$29,891
Tenant recoveries and other revenue	5,529	4,283	4,297	3,514	3,822

Revenues from Real Estate Operations	41,518	41,376	38,065	37,182	33,713
Expenses
Property Operating	13,654	12,034	11,994	10,025	9,876
Interest	10,135	10,995	10,489	9,008	8,575
Depreciation and amortization	8,633	9,267	7,915	8,575	7,243

Expenses from Real Estate Operations	32,422	32,656	30,398	27,608	25,694
Earnings from real estate operations before equity in income of unconsolidated real estate joint-ventures	9,096	8,720	7,667	9,574	8,019
Equity in income of unconsolidated real estate joint ventures	(153)	35	138	(22)	18

Earnings from real estate operations	8,943	8,755	7,805	9,552	8,037
(Losses) income from service operations	(81)	(696)	15	(104)	(90)
General and administrative	(1,948)	(1,772)	(815)	(1,940)	(2,170)

Income before gain on sales of real estate, minority interests, income taxes and discontinued operations	6,914	6,287	7,005	7,508	5,777
Gains on sales of real estate	404	822	796	—	946

Income before minority interests, income taxes and discontinued operations	7,318	7,109	7,801	7,508	6,723
Minority interests	(1,787)	(1,752)	(1,898)	(1,934)	(1,771)

Income before income taxes and discontinued operations	5,531	5,357	5,903	5,574	4,952
Income tax benefit (expense), net	21	199	(9)	25	27

Income before discontinued operations	5,552	5,556	5,894	5,599	4,979
Discontinued operations, net	2,435	404	268	285	316

Net income	7,987	5,960	6,162	5,884	5,295
Preferred Share dividends	(2,533)	(2,534)	(2,533)	(2,534)	(2,533)

Net Income Available to Common Shareholders	$5,454	$3,426	$3,629	$3,350	$2,762

For EPS Computations:
Numerator:
Net income Available to Common Shareholders	$5,454	$3,426	$3,629	$3,350	$2,762
Dividends on convertible preferred shares	136	136	136	136	—
Expense on dilutive options	—	—	(6)	—	—

Numerator for Dilutive EPS Computation	$5,590	$3,562	$3,759	$3,486	$2,762
Denominators
Weighted Average Common Shares—Basic	23,323	23,234	23,029	22,704	20,889
Dilutive options	972	898	923	971	765
Preferred shares outstanding assuming conversion	1,197	1,197	1,197	1,197	—

Weighted Average Common Shares—Diluted	25,492	25,329	25,149	24,872	21,654
Net Income Available Sommon Shareholders per diluted share	$0.22	$0.14	$0.15	$0.14	$0.13

Quarterly Consolidated Statements of Operations and Funds From Operations (FFO)
(Dollars and shares in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Revenues
Rental revenue	$36,793	$37,974	$34,646	$34,545	$30,764
Tenant recoveries and other revenue	5,619	4,393	4,385	3,615	3,961

Total Revenues from Real Estate Operations	42,412	42,367	39,031	38,160	34,725
Expenses
Property operating	5,583	4,908	5,859	4,284	4,473
Repairs and maintenance	5,918	5,009	4,054	4,007	3,721
Real estate taxes	2,501	2,463	2,448	2,061	1,999

Total Property Expenses from Real Estate Operations	14,002	12,380	12,361	10,352	10,193
Net Operating Income from Real Estate Operations	28,410	29,987	26,670	27,808	24,532
General and administrative	(1,948)	(1,772)	(815)	(1,940)	(2,170)
Equity in income of unconsol. real estate joint ventures	(153)	35	138	(22)	18
Earnings from service companies	(81)	(696)	15	(104)	(90)
Merchant sales and real estate services	580	681	781	2	855

EBITDA	26,808	28,235	26,789	25,744	23,145
Interest expense	(10,235)	(11,065)	(10,563)	(9,082)	(8,648)
Series B, E & F Preferred Share dividends	(2,397)	(2,398)	(2,398)	(2,397)	(2,397)
Amortization of deferred financing costs	(589)	(708)	(559)	(706)	(528)
Income tax (expense) benefit	29	282	(11)	36	40
Expense associated with options	6	8	3	12	14
Dividends on restricted shares	83	75	71	—	—
Depreciation on unconsolidated real estate entities	36	40	40	21	64
Minority interestholders' share of operations	—	—	104	(14)	(31)
Depreciation of corporate FF&E	(120)	(171)	(120)	(115)	(102)

Funds From Operations (FFO) — Diluted	13,621	14,298	13,356	13,499	11,557
Depreciation and other amortization	(7,944)	(8,765)	(7,384)	(7,918)	(6,765)
Gain on investment property sales	2,843	156	19	—	93
Expense associated with options	(6)	(8)	(3)	(12)	(14)
Dividends on restricted shares	(83)	(75)	(71)	—	—
Depreciation on unconsolidated real estate entities	(36)	(40)	(40)	(21)	(64)
Minority interestholders' share of operations	—	—	(104)	14	31
Series B, E & F Preferred Share dividends	2,397	2,398	2,398	2,397	2,397

Income Before Minority Interests and Preferred Share Dividends	10,792	7,964	8,171	7,959	7,235
Minority Interests:
Preferred Units in Operating Partnership	(572)	(571)	(572)	(572)	(572)
Common Units in Operating Partnership	(2,233)	(1,433)	(1,541)	(1,489)	(1,337)
Other consolidated entities	—	—	104	(14)	(31)
Preferred Share dividends	(2,533)	(2,534)	(2,533)	(2,534)	(2,533)

Net Income Available to Common Shareholders	$5,454	$3,426	$3,629	$3,350	$2,762

Funds From Operations (FFO) — Diluted	$13,621	$14,298	$13,356	$13,499	$11,557
Straight line rents	(1,177)	(317)	(867)	(991)	(214)
Amortization of origination value of leases on acquired properties	(549)	(425)	(366)	(1,324)	(226)
Non-incremental capital expenditures	(2,756)	(1,991)	(1,649)	(1,382)	(1,618)

Adjusted Funds from Operations — Diluted	$9,139	$11,565	$10,474	$9,802	$9,499

Preferred dividends/distributions (1)	3,105	3,105	3,105	3,105	3,105
Common dividends/distributions (2)	7,117	7,091	7,086	6,752	6,724

Total Dividends/Distributions	$10,222	$10,196	$10,191	$9,857	$9,829

(1)
Includes Series B, E and F Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)
Includes dividends on restricted shares for the 3rd and 4th quarters of 2002 and the 1st quarter of 2003.

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations and FFO per Diluted Share
(Shares in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Revenues
Rental revenue	$0.99	$1.02	$0.93	$0.94	$0.88
Tenant recoveries and other revenue	0.15	0.12	0.12	0.10	0.11

Total Revenues from Real Estate Operations	1.14	1.14	1.05	1.04	0.99
Expenses
Property operating	0.15	0.13	0.16	0.12	0.13
Repairs and maintenance	0.16	0.13	0.11	0.11	0.11
Real estate taxes	0.07	0.07	0.07	0.06	0.06

Total Property Expenses from Real Estate Operations	0.38	0.33	0.33	0.28	0.29
Net Operating Income from Real Estate Operations	0.76	0.81	0.72	0.76	0.70
General and administrative	(0.05)	(0.05)	(0.02)	(0.05)	(0.06)
Equity in income of unconsol. real estate joint ventures	(0.00)	0.00	0.00	(0.00)	0.00
Earnings from service companies	(0.00)	(0.02)	0.00	(0.00)	(0.00)
Merchant sales and real estate services	0.02	0.02	0.02	0.00	0.02

EBITDA	0.72	0.76	0.72	0.70	0.66
Interest expense	(0.27)	(0.30)	(0.28)	(0.25)	(0.25)
Series B, E & F Preferred Share dividends	(0.06)	(0.06)	(0.06)	(0.07)	(0.07)
Amortization of deferred financing costs	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Income tax (expense) benefit	0.00	0.01	(0.00)	0.00	0.00
Expense associated with options	0.00	0.00	0.00	0.00	0.00
Dividends on restricted shares	0.00	0.00	0.00	—	—
Depreciation on unconsolidated real estate entities	0.00	0.00	0.00	0.00	0.00
Minority interestholders' share of operations	—	—	0.00	(0.00)	(0.00)
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Funds From Operations (FFO) — Diluted	$0.37	$0.39	$0.36	$0.37	$0.33

Non-incremental capital expenditures	$0.07	$0.05	$0.04	$0.04	$0.05
For FFO Computations:
Weighted Average Converted Preferred Shares/Units	3,948	3,944	3,935	3,618	3,618
Weighted Average Common Shares/Units Outstanding	33,328	33,168	33,156	33,135	31,324

Weighted Average Diluted Shares Outstanding	37,276	37,112	37,091	36,753	34,942

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Revenues
Rental revenue	87%	90%	89%	91%	89%
Tenant recoveries and other revenue	13%	10%	11%	9%	11%

Total Revenues from Real Estate Operations	100%	100%	100%	100%	100%
Expenses
Property operating	13%	12%	15%	11%	13%
Repairs and maintenance	14%	12%	10%	11%	11%
Real estate taxes	6%	6%	6%	5%	6%

Total Property Expenses from Real Estate Operations	33%	29%	32%	27%	29%
Net Operating Income from Real Estate Operations	67%	71%	68%	73%	71%
General and administrative	(5)%	(4)%	(2)%	(5)%	(6)%
Equity in income of unconsol. real estate joint ventures	(0)%	0%	0%	(0)%	0%
Earnings from service companies	(0)%	(2)%	0%	(0)%	(0)%
Merchant sales and real estate services	1%	2%	2%	0%	2%

EBITDA	63%	67%	69%	67%	67%
Interest expense	(24)%	(26)%	(27)%	(24)%	(25)%
Series B, E & F Preferred Share dividends	(6)%	(6)%	(6)%	(6)%	(7)%
Amortization of deferred financing costs	(1)%	(2)%	(1)%	(2)%	(2)%
Income tax (expense) benefit	0%	1%	(0)%	0%	0%
Expense associated with options	0%	0%	0%	0%	0%
Dividends on restricted shares	0%	0%	0%	0%	0%
Depreciation on unconsolidated real estate entities	0%	0%	0%	0%	0%
Minority interestholders' share of operations	0%	0%	0%	(0)%	(0)%
Depreciation of corporate FF&E	(0)%	(0)%	(0)%	(0)%	(0)%

Funds From Operations (FFO) — Diluted	32%	34%	34%	35%	33%
Depreciation and other amortization	(19)%	(21)%	(19)%	(21)%	(19)%
Gain on investment property sales	7%	0%	0%	0%	0%
Expense associated with options	(0)%	(0)%	(0)%	(0)%	(0)%
Dividends on restricted shares	(0)%	(0)%	(0)%	0%	0%
Depreciation on unconsolidated real estate entities	(0)%	(0)%	(0)%	(0)%	(0)%
Minority interestholders' share of operations	0%	0%	(0)%	0%	0%
Series B, E & F Preferred Share dividends	6%	6%	6%	6%	7%

Income Before Minority Interests and Preferred Share Dividends	25%	19%	21%	21%	21%
Minority Interests:
Preferred Units in Operating Partnership	(1)%	(1)%	(1)%	(1)%	(2)%
Common Units in Operating Partnership	(5)%	(3)%	(4)%	(4)%	(4)%
Other consolidated entities	0%	0%	0%	(0)%	(0)%
Preferred Share dividends	(6)%	(6)%	(6)%	(7)%	(7)%

Net Income Available to Common Shareholders	13%	8%	9%	9%	8%

Funds From Operations (FFO) — Diluted	32%	34%	34%	35%	33%
Straight line rents	(3)%	(1)%	(2)%	(3)%	(1)%
Amortization of origination value of leases on acquired properties	(1)%	(1)%	(1)%	(3)%	(1)%
Non-incremental capital expenditures	(6)%	(5)%	(4)%	(4)%	(5)%

Adjusted Funds from Operations — Diluted	22%	27%	27%	26%	27%

Note: The above presentation does not separately report discontinued operations.

Quarterly Equity Analysis
(Amounts in thousands except per share data, share prices and ratios)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Common Equity — End of Quarter
Common Shares (1)	23,766	23,606	23,583	23,236	22,772
Common Units	8,990	8,990	8,990	9,278	9,607

Total	32,756	32,596	32,573	32,514	32,379

Convertible Preferred Equity — End of Quarter
Convertible Series D Preferred Shares Outstanding	544	544	544	544	544
Conversion Ratio	2.2000	2.2000	2.2000	2.2000	2.2000
Common Shares Issued Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Convertible Series C Preferred Units Outstanding	1,017	1,017	1,017	1,017	1,017
Conversion Ratio	2.3810	2.3810	2.3810	2.3810	2.3810
Common Units Issued Assuming Conversion	2,421	2,421	2,421	2,421	2,421
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Perpetual Preferred Equity — End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Weighted Average Shares:
Common Shares Outstanding	23,323	23,234	23,029	22,704	20,889
Restricted Shares Outstanding	330	326	317	—	—
Preferred Shares Outstanding Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Dilutive Options	1,015	944	978	1,040	828
Common Units	8,990	8,990	9,149	9,391	9,607
Preferred Units Assuming Conversion	2,421	2,421	2,421	2,421	2,421

Weighted Avg. Shares/Units Outstanding Assuming Conversion of Preferred Shares/Units	37,276	37,112	37,091	36,753	34,942

Common Shares Trading Volume
Average Daily Volume (Shares)	73	70	95	76	116
Average Daily Volume (Dollars in thousands)	$1,027.57	$948.95	$1,291.31	$1,042.19	$1,460.22
As a Percentage of Common Shares	0.3%	0.3%	0.4%	0.3%	0.6%
Common Share Price Range
Quarterly High	$15.07	$14.16	$14.50	$14.69	$13.20
Quarterly Low	$13.50	$11.60	$11.97	$12.95	$11.62
Quarterly Average	$14.00	$13.49	$13.56	$13.78	$12.54
End of Quarter	$14.90	$14.03	$13.55	$14.59	$13.10
Capitalization
Liquidation Value of Preferred Shares/Units	$134,642	$134,642	$134,642	$134,642	$134,642
Market Value of Common Shares/Units	488,064	457,322	441,364	474,379	424,165

Total Equity Market Capitalization	$622,706	$591,963	$576,006	$609,021	$558,806

Total Debt	$707,990	$705,056	$710,033	$633,498	$573,821

Total Market Capitalization	$1,330,696	$1,297,019	$1,286,039	$1,242,519	$1,132,627

Debt to Total Market Capitalization	53.2%	54.4%	55.2%	51.0%	50.7%
Debt to Undepreciated Book Value of Real Estate Assets	61.6%	62.1%	62.8%	59.9%	57.4%
(1)
Net of 166,600 treasury shares as of March 31, 2003.

Quarterly Valuation Analysis
(Dollars in thousands except per share data and ratios)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
PRICING MULTIPLES
Quarter End Common Stock Price	$14.90	$14.03	$13.55	$14.59	$13.10
NOI Multiple (Market value of Common Equity + Avg. Preferred Share/Units+ Avg. Total Debt) / Ann. NOI	11.85x	10.84x	11.78x	10.94x	11.60x
EBITDA Multiple (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt) / Ann. EBITDA	12.56x	11.52x	11.73x	11.81x	12.29x
FFO Multiple (Quarter End Common Share Price / Ann. FFO — diluted)	10.19x	9.10x	9.41x	9.93x	9.90x
AFFO Multiple (Quarter End Common Share Price / Ann. AFFO — diluted)	15.19x	11.26x	12.00x	13.68x	12.05x
NOI Yield (Ann. NOI / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.44%	9.22%	8.49%	9.14%	8.62%
EBITDA Yield (Ann. EBITDA / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	7.96%	8.68%	8.53%	8.46%	8.14%
FFO Yield (Ann. FFO / Quarter End Common Share Price)	9.81%	10.98%	10.63%	10.07%	10.10%
AFFO Yield (Ann. AFFO / Quarter End Common Share Price)	6.58%	8.88%	8.34%	7.31%	8.30%
Total Market Capitalization Per Square Foot ((Market Value of Common Stock + Preferred Share/Units + Total Debt) / GLA) (1)	$146.75	$145.06	$142.91	$147.84	$145.61
RETURNS Yield on Real Estate Owned — NOI (Ann. NOI / Avg. Adjusted Gross Real Estate Investment) (2)	10.41%	11.01%	10.18%	11.52%	10.75%
Yield on Real Estate Owned — EBITDA (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment) (2)	9.82%	10.37%	10.23%	10.67%	10.14%
Return on Book Value of Average Equity & Minority Interest (Ann. EBTDA / Avg. Equity & Minority Interest)	17.00%	17.60%	16.58%	17.00%	15.25%
(1)
Excludes square footage of assets under development, under construction or held in a joint venture.

(2)
Excludes land development, construction in progress and investment in development real estate joint ventures as these assets are not yet income generating.

Quarterly Debt Analysis
(Dollars in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Debt Outstanding
Mortgage Loans	$577,380	$565,486	$564,522	$489,145	$462,287
Construction Loans	12,710	11,570	20,511	18,553	17,534
Revolving Credit Facility	18,900	—	—	—	—
Secured Revolving Credit Facility	99,000	128,000	125,000	125,800	94,000

	$707,990	$705,056	$710,033	$633,498	$573,821

Average Outstanding Balance
Mortgage Loans	$575,078	$563,904	$537,954	$467,885	$452,987
Construction Loans	12,353	18,011	20,144	18,273	17,431
Revolving Credit Facility	9,574	—	—	—	—
Secured Revolving Credit Facility	127,052	126,645	122,685	121,403	108,581

	$724,057	$708,560	$680,783	$607,561	$578,999

Interest Rate Structure
Fixed	$496,084	$481,121	$433,931	$391,906	$340,037
Variable	111,906	123,935	176,102	141,592	83,784
Variable Subject to Interest Rate Protection (1-4)	100,000	100,000	100,000	100,000	150,000

	$707,990	$705,056	$710,033	$633,498	$573,821

% of Fixed Rate Loans (5)	84.19%	82.42%	75.20%	77.65%	85.40%
% of Variable Rate Loans	15.81%	17.58%	24.80%	22.35%	14.60%

	100.00%	100.00%	100.00%	100.00%	100.00%

Average Interest Rates
Mortgage & Construction Loans	6.38%	6.36%	6.40%	6.40%	6.37%
Revolving Credit Facility	3.25%	n/a	n/a	n/a	n/a
Secured Revolving Credit Facility	3.58%	6.64%	6.79%	6.86%	7.21%
Total Weighted Average	5.90%	6.41%	6.51%	6.47%	6.52%
Debt Ratios
Debt to Total Market Capitalization	53.2%	54.4%	55.2%	51.0%	50.7%
Debt to Undepreciated Book Value of Real Estate Assets	61.6%	62.1%	62.8%	59.9%	57.4%
Coverage Ratios (excluding capitalized interest)
Interest Coverage — NOI (NOI / Interest)	2.78x	2.71x	2.52x	3.06x	2.84x
Interest Coverage — EBITDA (EBITDA / Interest)	2.62x	2.55x	2.54x	2.83x	2.68x
Interest Coverage — EBITDA — YTD (EBITDA / Interest — Year-to-date)	2.62x	2.64x	2.67x	2.76x	2.68x
Debt Service Coverage — NOI (NOI / (Interest + Principal Amortization))	2.30x	2.31x	2.02x	2.62x	2.45x
Debt Service Coverage — EBITDA (EBITDA / (Interest + Principal Amortization))	2.17x	2.18x	2.03x	2.42x	2.31x
Fixed Charge Coverage — NOI (NOI / (Interest + Preferred Distribution))	2.13x	2.12x	1.95x	2.28x	2.09x
Fixed Charge Coverage — EBITDA (EBITDA / (Interest + Preferred Distribution))	2.01x	1.99x	1.96x	2.11x	1.97x
(1)
We purchased a $50 million 2-year cap on LIBOR at a rate of 7.0% which expired May 31, 2002.
(2)
We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% which expired January 2, 2003.
(3)
We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expires January 3, 2005.
(4)
We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 1.52% which expires January 7, 2004.
(5)
Includes interest rate protection agreements.

Quarterly Operating Ratios
(Dollars in thousands except per share data and ratios)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
OPERATING RATIOS
NOI as a % of Real Estate Revenues (NOI / (Rental Revenue + Oper. Expense Reimb.))	66.99%	70.78%	68.33%	72.87%	70.65%
EBITDA as a % of Real Estate Revenues (EBITDA / (Rental Revenue + Oper. Expense Reimb.))	63.21%	66.64%	68.64%	67.46%	66.65%
G&A as a % of Real Estate Revenues (G&A / (Rental Revenue + Oper. Expense Reimb.))	4.59%	4.18%	2.09%	5.08%	6.25%
G&A as a % of EBITDA (G&A / EBITDA)	7.27%	6.28%	3.04%	7.54%	9.38%
Quarter end occupancy for operating portfolio	90.85%	93.05%	93.98%	94.10%	93.92%
Quarter end % leased for operating portfolio	92.77%	93.75%	94.37%	95.07%	94.70%
Non-Incremental Capital Expenditures	$2,756	$1,991	$1,649	$1,382	$1,618
Non-Incremental Capital Expenditures per average square foot	$0.31	$0.22	$0.19	$0.17	$0.21
Non-Incremental Capital Expenditures as a % of NOI	9.70%	6.64%	6.18%	4.97%	6.60%

Quarterly Dividend Analysis

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Common Share Dividends
Dividends per share/unit	$0.22	$0.22	$0.22	$0.21	$0.21
Increase over prior quarter	0.0%	0.0%	4.8%	0.0%	0.0%
Increase over prior year	4.8%	4.8%	4.8%	5.0%	5.0%
Common Dividend Payout Ratios
Payout — FFO — Diluted	58.1%	55.1%	58.9%	55.3%	64.3%
((Dividend + Distributions)/FFO)
Payout — AFFO — Diluted	86.5%	68.1%	75.1%	76.1%	78.2%
(Dividend /FAD)
Dividend Coverage — FFO — Diluted	1.72x	1.82x	1.70x	1.81x	1.56x
(FFO /dividends)
Dividend Coverage — AFFO — Diluted	1.16x	1.47x	1.33x	1.31x	1.28x
(AFFO /dividends)
Common Dividend Yields
Dividend Yield	5.91%	6.27%	6.49%	5.76%	6.41%
Series C Preferred Unit Distributions
Preferred Unit Distributions Per Share	$0.56250	$0.56250	$0.56250	$0.56250	$0.56250
Preferred Unit Distributions Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series D Preferred Share Dividends
Preferred Share Dividends Per Share	$0.25000	$0.25000	$0.25000	$0.25000	$0.25000
Preferred Share Dividend Yield	4.00%	4.00%	4.00%	4.00%	4.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00

Investor Composition and Analyst Coverage
(as of March 31, 2003)

	Common Shares	Common Units	As if Converted Preferred Shares/Units	Total	Fully Diluted Ownership % of Total
SHAREHOLDER CLASSIFICATION
Insiders	894,407	7,734,558	—	8,628,965	23.72%
Institutional Ownership	14,816,220	—	3,617,472	18,433,692	50.68%
Other / Retail	8,055,151	1,255,291	—	9,310,442	25.60%

	23,765,778	8,989,849	3,617,472	36,373,099	100.00%

	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
RESEARCH COVERAGE
A. G. Edwards	x	x	x	x	x
BB&T Capital Markets	n/a	x	x	x	x
Credit Suisse First Boston	x	x	x	x	x
Deutsche Banc Alex. Brown	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Mercury Partners, LLC	x	x	x	x	n/a
Raymond James	x	x	n/a	n/a	n/a
Wachovia Securities	x	x	n/a	n/a	n/a

Source: Institutional ownership was obtained from filed Forms 13(f) as of December 31, 2002 per Vickers Stock Research Corporation.

Debt Maturity Schedule — March 31, 2003
(Dollars in thousands)

	Mortgages (1)		Construction Loan(2)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	$25,000 Revolving Credit Facility (3)	$150,000 Secured Revolving Credit Facility (4)	Total Scheduled Payments
April - December 2003	$7,441	$6,360	$—	$12,710	$—	$—	$26,511
2004	14,279	73,154	—	—	18,900	—	106,333
2005	13,576	41,567	—	—	—	99,000	154,143
2006	13,322	59,975	—	—	—	—	73,297
2007	14,333	51,346	—	—	—	—	65,679
2008	6,536	142,837	—	—	—	—	149,373
2009	3,095	52,056	—	—	—	—	55,151
2010	2,148	12,461	—	—	—	—	14,609
2011	2,226	—	—	—	—	—	2,226
2012	2,006	21,586	—	—	—	—	23,592
2013	—	37,076	—	—	—	—	37,076

	$78,962	$498,418	$—	$12,710	$18,900	$99,000	$707,990

Notes:

(1)
Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The above table reflects these maturities as if the mortgages have already been extended.

(2)
The construction loan balance as of March 31, 2003 represents the outstanding balance as of that date.

(3)
The Revolving Credit Facility matures January 23, 2005. However, each individual draw matures one year from the date of the advance.

(4)
We have the right to extend the Secured Revolving Credit Facility for a one-year period, subject to certain conditions, upon maturity in March 2004. The extended maturity date has been presented above.

We have the following interest rate protection agreements in place:

  $50 million notional amount swap of one-month LIBOR at 2.3075%, commencing in January 2003 and expiring in January 2005.

  $50 million notional amount swap of one-month LIBOR at 1.52%, commencing in January 2003 and expiring in January 2004.

Property Summary by Region — March 31, 2003

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Office Properties
	Baltimore /Washington Corridor
1	2730 Hercules Road	Owned	BWI Airport	MD	1990	M	240,336
2	2500 Riva Road	Owned	BWI Airport	MD	2000	M	155,000
3	2711 Technology Drive (211 NBP)	Owned	BWI Airport	MD	2002	M	152,000
	140 National Business Parkway	JV	BWI Airport	MD		M		119,904
4	132 National Business Parkway	Owned	BWI Airport	MD	2000	M	118,456
5	2721 Technology Drive (221 NBP)	Owned	BWI Airport	MD	2000	M	118,093
6	2701 Technology Drive (201 NBP)	Owned	BWI Airport	MD	2001	M	117,450
7	1306 Concourse Drive	Owned	BWI Airport	MD	1990	M	114,046
8	1304 Concourse Drive	Owned	BWI Airport	MD	2002	M	102,964
9	870-880 Elkridge Landing Road	Owned	BWI Airport	MD	1981	M	101,785
10	900 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	97,261
11	1199 Winterson Road	Owned	BWI Airport	MD	1988	M	96,636
12	920 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	96,566
13	134 National Business Parkway	Owned	BWI Airport	MD	1999	M	93,482
14	133 National Business Parkway	Owned	BWI Airport	MD	1997	M	88,666
15	141 National Business Parkway	Owned	BWI Airport	MD	1990	M	87,318
16	135 National Business Parkway	Owned	BWI Airport	MD	1998	M	86,863
17	1302 Concourse Drive	Owned	BWI Airport	MD	1996	M	84,607
18	7467 Ridge Road	Owned	BWI Airport	MD	1990	M	74,273
19	7240 Parkway Drive	Owned	BWI Airport	MD	1985	M	74,162
20	881 Elkridge Landing Road	Owned	BWI Airport	MD	1986	M	73,572
21	1099 Winterson Road	Owned	BWI Airport	MD	1988	M	71,076
22	131 National Business Parkway	Owned	BWI Airport	MD	1990	M	69,039
23	849 International Drive	Owned	BWI Airport	MD	1988	M	68,758
24	1190 Winterson Road	Owned	BWI Airport	MD	1987	M	68,567
25	911 Elkridge Landing Road	Owned	BWI Airport	MD	1985	M	68,296
26	1201 Winterson Road	Owned	BWI Airport	MD	1985	M	67,903
27	999 Corporate Boulevard	Owned	BWI Airport	MD	2000	M	67,351
28	7318 Parkway Drive	Owned	BWI Airport	MD	1984	M	59,204
29	901 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	57,308
30	7320 Parkway Drive	Owned	BWI Airport	MD	1983	S	57,176
31	900 International Drive	Owned	BWI Airport	MD	1986	S	57,140
32	930 International Drive	Owned	BWI Airport	MD	1986	S	57,140
33	891 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	56,489
34	921 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	54,175
35	939 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	53,031
36	938 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	52,988
37	940 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	51,704
38	800 International Drive	Owned	BWI Airport	MD	1988	S	50,979
39	1340 Ashton Road	Owned	BWI Airport	MD	1989	S	46,400
40	7321 Parkway Drive	Owned	BWI Airport	MD	1984	S	39,822
41	1334 Ashton Road	Owned	BWI Airport	MD	1989	S	37,565
42	1331 Ashton Road	Owned	BWI Airport	MD	1989	S	29,936
43	1350 Dorsey Road	Owned	BWI Airport	MD	1989	S	19,992
44	1344 Ashton Road	Owned	BWI Airport	MD	1989	M	17,061
45	1341 Ashton Road	Owned	BWI Airport	MD	1989	S	15,841
46	1343 Ashton Road	Owned	BWI Airport	MD	1989	S	9,962
47	114 National Business Parkway	Owned	BWI Airport	MD	2002	S	9,717

	Subtotal (continued on next page)						3,488,156	119,904

Property Summary by Region — March 31, 2003

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Subtotal (continued from prior page)						3,488,156	119,904
48	7200 Riverwood Drive	Owned	Howard Co. Perimeter	MD	1986	S	160,000
49	9140 Route 108	Owned	Howard Co. Perimeter	MD	1985	S	150,000
50	7000 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1999	M	145,806
51	6731 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2002	M	123,743
52	6940 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1999	M	108,847
53	6950 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1998	M	107,778
54	7067 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2001	M	82,953
55	6750 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	2001	M	78,460
56	6700 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	75,650
57	6740 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1992	M	61,957
58	8671 Robert Fulton Drive	JV	Howard Co. Perimeter	MD	2002	M	56,350
59	6716 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1990	M	52,002
60	8661 Robert Fulton Drive	JV	Howard Co. Perimeter	MD	2002	M	49,500
61	9140 Guilford Road	Owned	Howard Co. Perimeter	MD	1983	S	41,704
62	7065 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	38,560
63	7063 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	36,936
64	9160 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	M	36,528
65	6760 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1991	M	36,309
66	6708 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	35,040
67	7061 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	M	29,604
68	6724 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	2002	M	28,420
69	9150 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	S	17,655
70	9130 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	S	13,700	—

	Total Baltimore / Washington Corridor						5,055,658	119,904

	Suburban Maryland
1	11800 Tech Road	Owned	North Silver Spring	MD	1989	M	235,866
2	14502 Greenview Drive	Owned	Laurel	MD	1988	M	71,926
3	14504 Greenview Drive	Owned	Laurel	MD	1985	M	69,194
	Forbes Boulevard — Phase II	JV	Lanham	MD		M	—	55,757

	Total Suburban Maryland						376,986	55,757

	Northern Virginia
1	15000 Conference Center Drive	Owned	Chantilly	VA	1989	M	470,406
2	15059 Conference Center Drive	Owned	Chantilly	VA	2000	M	145,192
3	15049 Conference Center Drive	Owned	Chantilly	VA	1997	M	145,053	—

	Total Northern Virginia						760,651	—

	Other
1	9690 Deereco Road	Owned	North Baltimore Co.	MD	1988	M	133,737
2	375 West Padonia Road	Owned	North Baltimore Co.	MD	1986	M	101,133
3	1615 and 1629 Thames Street	Owned	Baltimore City	MD	1989	M	101,115	—

	Total Other						335,985	—

Property Summary by Region — March 31, 2003

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Greater Philadelphia
1	753 Jolly Road	Owned	Blue Bell	PA	1992	M	419,472
2	785 Jolly Road	Owned	Blue Bell	PA	1996	M	219,065
3	760 Jolly Road	Owned	Blue Bell	PA	1994	M	208,854
4	751 Jolly Road	Owned	Blue Bell	PA	1991	M	112,958	—

	Total Greater Philadelphia						960,349	—

	Greater Harrisburg
1	2605 Interstate Drive	Owned	East Shore	PA	1990	M	81,187
2	6345 Flank Drive	Owned	East Shore	PA	1989	S	69,443
3	6340 Flank Drive	Owned	East Shore	PA	1988	S	68,200
4	2601 Market Place	Owned	East Shore	PA	1989	M	66,224
5	6400 Flank Drive	Owned	East Shore	PA	1992	S	52,439
6	6360 Flank Drive	Owned	East Shore	PA	1988	S	46,500
7	6385 Flank Drive	Owned	East Shore	PA	1995	S	32,921
8	6380 Flank Drive	Owned	East Shore	PA	1991	S	32,613
9	6405 Flank Drive	Owned	East Shore	PA	1991	S	32,000
10	95 Shannon Road	Owned	East Shore	PA	1999	S	21,976
11	75 Shannon Road	Owned	East Shore	PA	1999	S	20,887
12	6375 Flank Drive	Owned	East Shore	PA	2000	S	19,783
13	85 Shannon Road	Owned	East Shore	PA	1999	S	12,863
14	5035 Ritter Road	Owned	West Shore	PA	1988	S	56,556
15	5070 Ritter Road — Building A	Owned	West Shore	PA	1989	S	32,309
16	5070 Ritter Road — Building B	Owned	West Shore	PA	1989	S	28,039	—

	Total Greater Harrisburg						673,940	—

	Northern/Central New Jersey
1	431 Ridge Road	Owned	Exit 8A — Cranbury	NJ	1998	S	170,000
2	429 Ridge Road	Owned	Exit 8A — Cranbury	NJ	1996	M	142,385
3	68 Culver Road	Owned	Exit 8A — Cranbury	NJ	2000	M	57,280
4	104 Interchange Plaza	Owned	Exit 8A — Cranbury	NJ	1990	M	47,677
5	101 Interchange Plaza	Owned	Exit 8A — Cranbury	NJ	1985	M	43,621
6	47 Commerce	Owned	Exit 8A — Cranbury	NJ	1998	S	41,398
7	437 Ridge Road	Owned	Exit 8A — Cranbury	NJ	1996	S	30,000
8	7 Centre Drive	Owned	Exit 8A — Cranbury	NJ	1986	S	19,468
9	8 Centre Drive	Owned	Exit 8A — Cranbury	NJ	1989	S	16,199
10	2 Centre Drive	Owned	Exit 8A — Cranbury	NJ	1989	S	16,132
11	4301 Route 1	Owned	Monmouth Junction	NJ	1986	M	61,311
12	695 Route 46	JV	Wayne	NJ	1990	M	157,394
13	710 Route 46	Owned	Wayne	NJ	1985	M	101,263	—

	Total Northern / Central New Jersey						904,128	—

112	TOTAL PORTFOLIO						9,067,697	175,661

Property Occupancy Rates by Region by Quarter

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Suburban Maryland	Other	Total Portfolio
March 31, 2003
Number of Buildings	4	70	13	16	3	3	3	112
Rentable Square Feet	960,349	5,055,658	904,128	673,940	760,651	376,986	335,985	9,067,697
Percent Occupied	100.00%	87.47%	93.02%	91.14%	99.12%	89.14%	92.45%	90.85%
December 31, 2002
Number of Buildings	4	67	13	16	3	4	3	110
Rentable Square Feet	960,349	4,744,691	904,142	673,940	760,651	558,754	338,985	8,941,512
Percent Occupied	100.00%	91.30%	93.67%	90.65%	98.32%	93.24%	88.75%	93.05%
September 30, 2002
Number of Buildings	4	68	13	16	3	4	3	111
Rentable Square Feet	960,349	4,800,253	903,972	675,338	760,651	559,329	338,985	8,998,877
Percent Occupied	100.00%	92.60%	95.38%	91.46%	98.32%	93.53%	88.75%	93.98%
June 30, 2002
Number of Buildings	4	68	13	16	1	3	3	108
Rentable Square Feet	960,349	4,732,483	903,972	675,338	470,406	322,888	338,985	8,404,421
Percent Occupied	100.00%	93.30%	94.82%	90.31%	99.56%	92.03%	88.45%	94.10%
March 31, 2002
Number of Buildings	4	59	13	16	1	3	3	99
Rentable Square Feet	960,349	4,107,811	903,972	674,686	470,406	322,835	338,224	7,778,283
Percent Occupied	100.00%	92.78%	93.88%	89.83%	99.56%	94.06%	90.73%	93.92%

Top Twenty Office Tenants as of March 31, 2003
(Dollars and square feet in thousands)

Tenant		Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Rental Revenue (1)	Percentage of Total Rental Revenue	Weighted Average Remaining Lease Term (2)
United States of America	(3)	25	1,092,529	13.3%	$20,550	13.6%	4.9
Computer Sciences Corporation	(4)	3	427,147	5.2%	9,871	6.5%	7.9
AT&T Local Services	(4)	7	451,498	5.5%	9,028	6.0%	5.3
Unisys	(5)	3	741,284	9.0%	7,593	5.0%	6.3
General Dynamics Government Corp.		4	181,097	2.2%	4,385	2.9%	5.8
Booz Allen Hamilton		6	185,776	2.3%	3,961	2.6%	2.6
Ciena Corporation	(6)	4	278,749	3.4%	3,874	2.6%	3.2
The Aerospace Corporation		1	133,691	1.6%	3,298	2.2%	9.3
Northrop Grumman Corporation		3	138,031	1.7%	3,290	2.2%	4.9
Magellan Health Services, Inc.		2	150,622	1.8%	3,282	2.2%	0.8
The Boeing Company	(4)	6	129,300	1.6%	3,185	2.1%	6.1
Commonwealth of Pennsylvania	(4)	9	185,290	2.2%	2,661	1.8%	5.4
Merck & Co., Inc.		1	219,065	2.7%	2,281	1.5%	6.3
Johns Hopkins University	(4)	5	96,152	1.2%	2,137	1.4%	4.4
CareFirst, Inc. and Subsidiaries	(4)	3	94,223	1.1%	2,040	1.3%	4.8
USinternetworking, Inc.		1	155,000	1.9%	1,935	1.3%	15.0
Comcast Corporation		1	98,897	1.2%	1,577	1.0%	6.5
Sun Microsystems, Inc.		2	60,730	0.7%	1,559	1.0%	2.8
Lockheed Martin Corporation		2	75,829	0.9%	1,448	1.0%	1.9
First American Credit Management Solutions		1	70,982	0.9%	1,416	0.9%	5.7
Subtotal Top 20 Office Tenants		89	4,965,892	60.3%	89,372	58.9%	5.5
All remaining tenants		369	3,272,425	39.7%	62,239	41.1%	3.2

Total/Weighted Average		458	8,238,317	100.0%	$151,611	100.0%	4.5

(1)
Total Rental Revenue is the monthly contractual base rent as of March 31, 2003 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.
(2)
The weighting of the lease term was computed using Total Rental Revenue.
(3)
Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.
(4)
Includes affiliated organizations or agencies.
(5)
Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.
(6)
In addition to the 278,749 square feet directly leased, Ciena Corporation also subleases 44,890 rentable square feet from various tenants in our portfolio over different lease terms.

Total Rental Revenue by Geographic Region by Quarter (1)
(Dollars in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Office Properties:
Baltimore/Washington Corridor	$22,848	$23,973	$21,152	$22,721	$18,984
Northern Virginia	5,860	4,964	3,777	2,741	2,768
Northern/Central New Jersey	4,522	4,286	5,175	4,604	4,921
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,493	2,349	2,406	2,390	2,407
Suburban Maryland	2,482	2,586	2,339	1,563	1,506
Other	1,604	1,624	1,563	1,534	1,552

Total Regional Rental Revenue	$42,315	$42,288	$38,918	$38,059	$34,644

(1)
Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments, SFAS 141 revenues and tenant services income.

Net Operating Income by Geographic Region by Quarter
(Dollars in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Office Properties:
Baltimore/Washington Corridor	$14,821	$17,216	$14,382	$17,038	$13,471
Northern Virginia	3,977	3,175	2,304	1,630	1,678
Northern/Central New Jersey	2,893	2,774	3,145	2,930	3,213
Greater Philadelphia	2,472	2,468	2,468	2,473	2,466
Greater Harrisburg	1,746	1,640	1,802	1,738	1,810
Suburban Maryland	1,458	1,621	1,425	885	870
Other	945	1,017	1,032	1,010	944

Total Regional NOI	$28,312	$29,911	$26,558	$27,704	$24,452
Other income / expenses, net	98	76	112	104	80

Total NOI	$28,410	$29,987	$26,670	$27,808	$24,532

Same Office Property Cash Net Operating Income by Quarter
(Dollars in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Office Properties: (1)
Greater Philadelphia	$2,434	$2,430	$2,430	$2,387	$2,380
Baltimore/Washington Corridor	10,987	14,504	11,370	13,430	12,697
Northern/Central New Jersey	2,454	2,208	2,629	2,418	2,690
Greater Harrisburg	1,731	1,638	1,788	1,709	1,748
Suburban Maryland	217	207	374	315	224
Northern Virginia	2,696	1,701	1,542	1,538	1,583
Other	933	1,005	1,011	988	961

Total Office Properties	$21,452	$23,693	$21,144	$22,785	$22,283

Same Office Property GAAP Net Operating Income by Quarter
(Dollars in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Office Properties: (1)
Greater Philadelphia	$2,472	$2,468	$2,468	$2,473	$2,466
Baltimore/Washington Corridor	11,810	14,373	11,471	15,022	12,801
Northern/Central New Jersey	2,495	2,250	2,671	2,438	2,706
Greater Harrisburg	1,745	1,639	1,801	1,741	1,809
Suburban Maryland	218	203	369	320	229
Northern Virginia	2,851	1,762	1,604	1,630	1,678
Other	945	1,017	1,032	1,010	944

Total Office Properties	$22,536	$23,712	$21,416	$24,634	$22,633

(1)
Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties (1)

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Northern Virginia	Other	Total Office
1st Quarter 2003 Average
Number of Buildings	4	55	12	16	2	1	3	93
Rentable Square Feet	960,349	3,948,284	746,734	673,940	141,120	470,406	336,985	7,277,818
Percent Occupied	100.00%	89.88%	93.04%	90.52%	71.74%	99.56%	90.08%	91.88%
4th Quarter 2002 Average
Number of Buildings	4	55	12	16	2	1	3	93
Rentable Square Feet	960,349	3,947,744	746,700	674,446	141,120	470,406	338,985	7,279,750
Percent Occupied	100.00%	91.24%	93.84%	90.21%	73.25%	99.56%	88.75%	90.77%
3rd Quarter 2002 Average
Number of Buildings	4	55	12	16	2	1	3	93
Rentable Square Feet	960,349	3,948,341	746,578	675,338	141,120	470,406	338,985	7,281,117
Percent Occupied	100.00%	90.27%	95.19%	90.69%	83.24%	99.56%	89.27%	90.64%
2nd Quarter 2002 Average
Number of Buildings	4	55	12	16	2	1	3	93
Rentable Square Feet	960,349	3,945,271	746,578	674,916	141,085	470,406	338,697	7,277,302
Percent Occupied	100.00%	92.15%	93.98%	89.96%	85.35%	99.56%	88.50%	91.47%
1st Quarter 2002 Average
Number of Buildings	4	55	12	16	2	1	3	93
Rentable Square Feet	960,349	3,941,564	746,578	674,686	141,067	470,406	338,224	7,272,874
Percent Occupied	100.00%	93.33%	94.20%	90.48%	85.15%	99.56%	93.77%	92.43%
(1)
Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Leases (2)	Percentage of Total Rental Revenue Expiring	Total Rental Revenue of Expiring Leases per Occupied Square Foot
				(000s)
April - December 2003	81	687,017	8.3%	$13,645	9.0%	$19.86
2004	75	849,463	10.3%	16,246	10.7%	19.13
2005	83	812,321	9.9%	15,465	10.2%	19.04
2006	61	860,902	10.4%	15,470	10.2%	17.97
2007	70	1,273,266	15.5%	25,200	16.6%	19.79
2008	29	804,770	9.8%	17,394	11.5%	21.61
2009	17	1,366,183	16.6%	17,024	11.2%	12.46
2010	14	714,859	8.7%	15,755	10.4%	22.04
2011	3	71,501	0.9%	1,762	1.2%	24.64
2012	7	428,474	5.2%	9,622	6.3%	22.46
2013	3	159,169	1.9%	2,040	1.3%	12.81
2014	—	—	0.0%	—	0.0%	0.00
2015	—	—	0.0%	—	0.0%	0.00
2016	—	—	0.0%	—	0.0%	0.00
2017	—	—	0.0%	—	0.0%	0.00
2018	1	155,000	1.9%	1,935	1.3%	12.48
Other (3)	14	55,392	0.7%	53	0.0%	0.95

Total/Weighted Average	458	8,238,317	100.0%	$151,611	100.0%	$19.12

NOTE: As of March 31, 2003, the weighted average lease term is 4.5 years.

(1)
Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)
Total Rental Revenue is the monthly contractual base rent as of March 31, 2003 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)
Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases are included in this line item as the exact expiration date is unknown.

Quarterly Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	Northern Virginia	Total Office
Quarter Ended March 31, 2003:
Expiring Square Feet	63,755	13,259	13,824	11,926	10,320	—	113,084
Vacated Square Feet	46,462	9,927	2,501	11,926	—	—	70,816
Renewed Square Feet	17,293	3,332	11,323	—	10,320	—	42,268
Retention Rate (% based upon square feet)	27.12%	25.13%	81.91%	0.00%	100.00%	0.00%	37.38%
Renewed Space Only:
Change in Base Rent — Straight-line	7.89%	14.22%	-5.67%	0.00%	-2.39%	0.00%	2.71%
Change in Total Rent — Straight-line	2.61%	9.08%	-4.96%	0.00%	-2.39%	0.00%	0.08%
Change in Base Rent — Cash	1.03%	3.71%	-6.10%	0.00%	-9.33%	0.00%	-3.35%
Change in Total Rent — Cash	-3.64%	-0.74%	-5.29%	0.00%	-9.33%	0.00%	-5.50%
Average Capital Cost per Square Foot	$2.22	$6.99	$0.17	$—	$11.51	$—	$4.32
Renewed & Retenanted Space:
Change in Base Rent — Straight-line	4.60%	14.22%	-15.98%	0.00%	-4.91%	0.00%	0.09%
Change in Total Rent — Straight-line	2.01%	9.08%	-15.22%	0.00%	-2.51%	0.00%	-1.42%
Change in Base Rent — Cash	-7.77%	3.71%	-17.19%	0.00%	-9.81%	0.00%	-9.12%
Change in Total Rent — Cash	-9.95%	-0.74%	-16.21%	0.00%	-6.97%	0.00%	-10.02%
Average Capital Cost per Square Foot	$12.68	$6.99	$5.78	$—	$11.23	$—	$10.76
Quarter Ended December 31, 2002:
Expiring Square Feet	417,227	19,099	103,860	n/a	n/a	—	540,186
Vacated Square Feet	123,656	10,825	39,606	n/a	n/a	—	174,087
Renewed Square Feet	293,571	8,274	64,254	n/a	n/a	—	366,099
Retention Rate (% based upon square feet)	70.36%	43.32%	61.87%	n/a	n/a	0.00%	67.77%
Renewed & Retenanted Space:
Change in Base Rent — Straight-line	93.33%	94.20%	-4.53%	n/a	n/a	0.00%	5.00%
Change in Total Rent — Straight-line	4.53%	0.13%	-5.79%	n/a	n/a	0.00%	3.25%
Change in Base Rent — Cash	2.27%	-1.17%	-7.63%	n/a	n/a	0.00%	1.14%
Change in Total Rent — Cash	0.94%	-2.55%	-8.34%	n/a	n/a	0.00%	-0.20%
Average Capital Cost per Square Foot	$4.43	$13.69	$2.27	n/a	n/a	$—	$4.49

Note: No renewal or retenanting activity transpired in our Greater Philadelphia region. Prior to January 1, 2003, our Suburban Maryland and Other regions were grouped within the Baltimore / Washington Corridor. Historically, this data has not been separately reported.

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
Quarter Ended September 30, 2002:
Expiring Square Feet	211,614	49,489	80,037	—	341,140
Vacated Square Feet	82,267	26,028	—	—	108,295
Renewed Square Feet	129,347	23,461	80,037	—	232,845
Retention Rate (% based upon square feet)	61.12%	47.41%	100.00%	0.00%	68.25%
Renewed & Retenanted Space:
Change in Base Rent — Straight-line	24.90%	18.23%	0.34%	0.00%	19.34%
Change in Total Rent — Straight-line	15.67%	9.58%	-0.25%	0.00%	11.92%
Change in Base Rent — Cash	20.66%	19.09%	-1.17%	0.00%	16.11%
Change in Total Rent — Cash	12.16%	10.39%	-1.51%	0.00%	9.23%
Average Capital Cost per Square Foot	$8.48	$11.41	$1.96	$—	$7.23
Quarter Ended June 30, 2002:
Expiring Square Feet	269,958	11,136	5,953	—	287,047
Vacated Square Feet	96,131	2,376	3,566	—	102,073
Renewed Square Feet	173,827	8,760	2,387	—	184,974
Retention Rate (% based upon square feet)	64.39%	78.66%	40.10%	0.00%	64.44%
Renewed & Retenanted Space:
Change in Base Rent — Straight-line	2.04%	25.04%	-8.86%	29.72%	5.60%
Change in Total Rent — Straight-line	8.25%	20.24%	-5.35%	29.72%	10.39%
Change in Base Rent — Cash	-1.50%	21.74%	-8.86%	30.11%	2.34%
Change in Total Rent — Cash	4.79%	17.19%	-6.75%	30.11%	7.23%
Average Capital Cost per Square Foot	$3.20	$22.94	$2.25	$0.09	$4.35
Quarter Ended March 31, 2002:
Expiring Square Feet	42,032	11,961	53,200	—	107,193
Vacated Square Feet	21,125	9,992	15,280	—	46,397
Renewed Square Feet	20,907	1,969	37,920	—	60,796
Retention Rate (% based upon square feet)	49.74%	16.46%	71.28%	0.00%	56.72%
Renewed & Retenanted Space:
Change in Base Rent — Straight-line	-4.35%	-2.70%	29.35%	0.00%	3.21%
Change in Total Rent — Straight-line	0.55%	-12.76%	-2.02%	0.00%	-1.53%
Change in Base Rent — Cash	-3.11%	-7.51%	20.16%	0.00%	1.71%
Change in Total Rent — Cash	2.04%	-16.86%	-9.06%	0.00%	-3.05%
Average Capital Cost per Square Foot	$5.01	$5.67	$0.04	$—	$3.08

Note: No renewal or retenanting activity transpired in our Greater Philadelphia region. Prior to January 1, 2003, our Suburban Maryland and Other regions were grouped within the Baltimore /Washington Corridor. Historically, this data has not been separately reported.

Year to Date Acquisition Summary as of March 31, 2003
(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	March 31, 2003 Occupancy Percentage	Investment (1)
Individual Property:
2500 Riva Road	BWI Airport	3/4/2003	155,000	100.0%	100.0%	$18,036

Total			155,000	100.0%	100.0%	$18,036

(1)
Initial investment recorded by property as of March 31, 2003 for asset purchase.

NOTE:
COPT classifies its acquisitions by type — entity, portfolio or individual acquisitions. Entity acquisitions are defined as mergers of significant portfolios of $100 + million with strong management organizations and a regional presence.

Year to Date Disposition Summary as of March 31, 2003
(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Gross Sales Proceeds	Debt Assumption or Repayment	Cash Proceeds After Debt Repayment
Individual Property:
695 Route 46 (1)	Wayne	3/14/2003	157,394	$19,960	$12,675	$7,285
6009 - 6011 Oxon Hill Road (2)	Southern Prince George's County	3/30/2003	181,768	20,188	13,000	7,188

Total			339,162	$40,148	$25,675	$14,473

(1)
This property was contributed to a joint venture in exchange for $19,960 and a 20% joint venture interest. Refer to joint venture summary. The gain on this disposition has been deferred due to our retained 20% interest in this property.

(2)
In addition, we sold two adjacent land parcels for $1,100 and realized a gain of $3,388 on the total sale proceeds of $21,288.

Development Summary as of March 31, 2003
(Dollars in thousands except square feet)

Property and Location	Submarket	Owned or Joint Venture (JV)	Total Rentable Square Feet	Square Feet Under Construction	Percentage Leased or Committed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 3/31/2003	Anticipated Stabilization/ Delivery
Under Construction
140 National Business Parkway Annapolis Junction, Maryland (1)	BWI Airport	JV	119,904	119,904	0.00%	$17,399	$10,566	$4,968	Construction November 2003
4230 Forbes Boulevard Lanham, Maryland (2)	Lanham	JV	55,757	55,757	0.00%	6,124	2,954	2,259	Construction June 2004

Total Under Construction			175,661	175,661	0.00%	$23,523	$13,520	$7,227

Under Development
2720 Technology Drive (220 NBP) Annapolis Junction, Maryland (3)	BWI Airport	JV	156,730	n/a	100.00%	$26,187	$4,329	$—	Development December 2004

Total Under Development			156,730		100.00%	$26,187	$4,329	$—

(1)
Total loan commitment for this property is $14,100.

(2)
Total loan commitment for this property is $4,700.

(3)
We contributed this property into a joint venture on January 31, 2003 in exchange for $4.0 million and a 20% joint venture interest.

Year To Date Development Placed into Service
For the period January 1, 2003 through March 31, 2003

			Year 2002	Year 2003
	Owned or Joint Venture (JV)
Property and Location		Total Square Feet	Development Square Feet Placed into Service		Percentage Leased as of 3/31/03
6731 Columbia Gateway Drive	Owned	123,743	73,902	49,841	63.45%
8661 Robert Fulton Drive	JV	49,500	—	49,500	46.54%
8671 Robert Fulton Drive	JV	56,350	—	56,350	50.92%

TOTAL/AVERAGE		229,593	73,902	155,691	56.28%

Joint Venture Summary as of March 31, 2003
(Dollars in thousands except acreage and square feet)

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 3/31/03	Recourse to COPT	Option to Acquire Partner's Interest
4230 Forbes Boulevard Lanham, Maryland	80%	Construction	55,757	5 acres	$730	$2,259	Yes, 50%	Yes
Robert Fulton Drive (Phase I) Columbia, Maryland (1)	80%	Operating	105,850	4 acres	4,017	6,984	Yes, 80%	Yes
MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	455	—	N/A	Yes
Gateway 70 Columbia, Maryland	80%	Development		12 acres	2,443	—	N/A	Yes
140 NBP Annapolis Junction, Maryland	10%	Construction	119,904	13 acres	1,156	4,968	Yes, 100%	Yes
220 NBP Annapolis Junction, Maryland (2)	20%	Development	156,730	11 acres	—	—	N/A	Yes
695 Route 46 Wayne, New Jersey (3)	20%	Operating	157,394	13 acres	878	14,500	No	No

TOTAL					$9,679	$28,711

(1)
The off-balance sheet debt covers phases I and II of these properties.

(2)
Upon formation of this joint venture in January 2003, we contributed land and have recorded our investment as land, construction in progress and buildings and improvements on our balance sheet. In addition, we have obtained an option to purchase the joint venture partner's interest for a pre-determined price. Accordingly, we have recorded a liability and have been accreting towards the pre-determined purchase price over the respective time period.

(3)
Effective March 14, 2003, we contributed our wholly-owned property into a joint venture in exchange for a 20% joint venture interest and a cash payment of $19,960. The joint venture borrowed a $14,500, ten-year, 5.97% fixed interest rate loan from Allstate Life Insurance Company.

Reconciliations of Non GAAP Measurements
(Dollars in thousands)

	2003	2002
	March 31	December 31	September 30	June 30	March 31
Net Income Available to Common Shareholders	$5,454	$3,426	$3,629	$3,350	$2,762
Depreciation and other amortization	7,980	8,805	7,424	7,939	6,829
Preferred Share Dividends	2,533	2,534	2,533	2,534	2,533
Preferred Units in Operating Partnership	572	571	572	572	572
Common Units in Operating Partnership	2,233	1,433	1,541	1,489	1,337
Gain on investment property sales	(2,843)	(156)	(19)	—	(93)
Series B, E & F Preferred Share dividends	(2,397)	(2,398)	(2,398)	(2,397)	(2,397)
Expense associated with options	6	8	3	12	14
Dividends on restricted shares	83	75	71	—	—

Funds from Operations (FFO)—diluted	$13,621	$14,298	$13,356	$13,499	$11,557
Net Income Available to Common Shareholders	$5,454	$3,426	$3,629	$3,350	$2,762
Interest expense	10,235	11,065	10,563	9,082	8,648
Amortization of deferred financing costs	589	708	559	706	528
Income tax (expense) benefit	(29)	(282)	11	(36)	(40)
Depreciation of corporate FF&E	120	171	120	115	102
Depreciation and other amortization	7,944	8,765	7,384	7,918	6,765
Gain on investment property sales	(2,843)	(156)	(19)	—	(93)
Preferred Units in Operating Partnership	572	571	572	572	572
Common Units in Operating Partnership	2,233	1,433	1,541	1,489	1,337
Other consolidated entities	—	—	(104)	14	31
Preferred Share Dividends	2,533	2,534	2,533	2,534	2,533

Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$26,808	$28,235	$26,789	$25,744	$23,145
Net investment in real estate	$1,068,407	$1,059,129	$1,061,245	$995,311	$942,461
Addback: accumulated depreciation	80,513	76,095	68,968	63,101	57,245

Gross investment in real estate	$1,148,920	$1,135,224	$1,130,213	$1,058,412	$999,706
GAAP Revenues from Real Estate Operations	$41,518	$41,376	$38,065	$37,182	$33,713
Revenues from discontinued operations	902	1,008	971	976	1,015
Other income (expense)	(8)	(17)	(5)	2	(3)

Revenues from Real Estate Operations	$42,412	$42,367	$39,031	$38,160	$34,725
Interest income	(97)	(79)	(113)	(101)	(81)

Total Regional Rental Revenue	$42,315	$42,288	$38,918	$38,059	$34,644
GAAP Property Operating	$13,654	$12,034	$11,994	$10,025	$9,876
Property operating from discontinued operations	348	346	367	327	317

Property Operating Expenses from Real Estate Operations	$14,002	$12,380	$12,361	$10,352	$10,193
GAAP Revenues from Real Estate Operations	$41,518	$41,376	$38,065	$37,182	$33,713
Property operating	(13,654)	(12,034)	(11,994)	(10,025)	(9,876)
Revenues from discontinued operations	902	1,008	971	976	1,015
Property operating from discontinued operations	(348)	(346)	(367)	(327)	(317)
Other revenue	(8)	(17)	(5)	2	(3)

Net Operating Income from Real Estate Operations	$28,410	$29,987	$26,670	$27,808	$24,532
Interest income and other income (expense), net	(98)	(76)	(112)	(104)	(80)

Regional Net Operating Income	$28,312	$29,911	$26,558	$27,704	$24,452

Definitions

Funds from Operations (FFO)
Under the National Association of Real Estate Investment Trusts' ("NAREIT") definition, FFO means net income (loss) computed using GAAP, excluding gains (or losses) from debt restructuring and sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures, although FFO includes gains from the sales of real estate to the extent such gains related to sales of non-operating properties and development services provided on operating properties. The FFO we present may not be comparable to the FFO of other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO.
Adjusted Funds from Operations (AFFO)	FFO adjusted for the following: straight-line rents, SFAS 141 revenues, and recurring capital expenditures.
Net Operating Income (NOI)	Total revenues from real estate operations less total property expenses from real estate operations.
Cash Net Operating Income	Net Operating Income adjusted to remove the effect of straight-line rents and SFAS 141 revenues, which are non-cash revenue item.
Earnings Before Interest, Income Taxes and Depreciation and Amortization (EBITDA)
Net Operating Income adjusted for the following: general and administrative expenses, equity in income of unconsolidated real estate joint ventures, earnings from service company and merchant sales and real estate services revenues.
NAREIT	National Association of Real Estate Investment Trusts.
GAAP	Generally accepted accounting principles.
FFO Payout Ratio
Total dividends/distributions, exclusive of dividends for perpetual preferred equity which are deducted to calculate FFO and inclusive of dividends on restricted shares for certain periods, divided by FFO.
AFFO Payout Ratio
Total dividends/distributions, exclusive of dividends for perpetual preferred equity which are deducted to calculate AFFO and inclusive of dividends on restricted shares for certain periods, divided by AFFO.
Debt to Undepreciated Book Value of Real Estate Assets	Mortgage loans payable divided by gross investment in real estate as computed by adding accumulated depreciation to the net investment in real estate as presented on our balance sheet.
Base rent—straight-line	Contractual minimum rent under leases recorded into rental revenue using the average contractual rent over the lease term in accordance with GAAP.
Total rent—straight-line
Contractual minimum rent under leases plus estimated operating expense reimbursements, or total rent, recorded into total revenue using the average contractual rent over the lease term in accordance with GAAP.
Base rent—cash	Contractual minimum rent under leases remitted by the tenant at lease commencement or expiration.
Total rent—cash	Contractual minimum rent under leases plus estimated operating expense reimbursements, or total rent, as remitted by the tenant at lease commencement or expiration.

QuickLinks

Supplemental Information (Unaudited) March 31, 2003
Corporate Office Properties Trust Index to Supplemental Information (Unaudited) March 31, 2003
Quarterly Selected Financial Summary Data Dollars in thousands)
Quarterly Consolidated Balance Sheets (Dollars in thousands except per share data)
Quarterly Consolidated Statements of Net Income Available to Common Shareholders (Dollars and units in thousands)
Quarterly Consolidated Statements of Operations and Funds From Operations (FFO) (Dollars and shares in thousands)
Quarterly Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues
Quarterly Equity Analysis (Amounts in thousands except per share data, share prices and ratios)
Quarterly Valuation Analysis (Dollars in thousands except per share data and ratios)
Quarterly Debt Analysis (Dollars in thousands)
Quarterly Operating Ratios (Dollars in thousands except per share data and ratios)
Quarterly Dividend Analysis
Investor Composition and Analyst Coverage (as of March 31, 2003)
Debt Maturity Schedule — March 31, 2003 (Dollars in thousands)
Property Summary by Region — March 31, 2003
Property Summary by Region — March 31, 2003
Property Summary by Region — March 31, 2003
Property Occupancy Rates by Region by Quarter
Top Twenty Office Tenants as of March 31, 2003 (Dollars and square feet in thousands)
Total Rental Revenue by Geographic Region by Quarter (1) (Dollars in thousands)
Net Operating Income by Geographic Region by Quarter (Dollars in thousands)
Same Office Property Cash Net Operating Income by Quarter (Dollars in thousands)
Same Office Property GAAP Net Operating Income by Quarter (Dollars in thousands)
Average Occupancy Rates by Region for Same Office Properties (1)
Office Lease Expiration Analysis by Year
Quarterly Office Renewal Analysis
Year to Date Acquisition Summary as of March 31, 2003 (Dollars in thousands)
Year to Date Disposition Summary as of March 31, 2003 (Dollars in thousands)
Development Summary as of March 31, 2003 (Dollars in thousands except square feet)
Year To Date Development Placed into Service For the period January 1, 2003 through March 31, 2003
Joint Venture Summary as of March 31, 2003 (Dollars in thousands except acreage and square feet)
Reconciliations of Non GAAP Measurements
Definitions